Exhibit 10.87

Comstock Homebuilding Companies, Inc.

Effective on or about December 23, 2009, Stonehenge Funding, LC (“Stonehenge”) exercised its option to purchase that certain Senior Note and Amended and Restated Indenture dated March 14, 2008 by and between Comstock Homebuilding Companies, Inc. (“CHCI”) and JPMorgan Chase Funding, Inc, as successor (the “JP Morgan Note”). Based upon a request by the independent members of the Board of Directors of CHCI for a modification of the JP Morgan Note, the terms below are a binding agreement to modify the terms and conditions of the JP Morgan Note. The parties shall negotiate and execute definitive documentation that shall contain the substantive terms hereof together with such other terms and conditions as the parties shall agree. The parties agree to use reasonable best efforts to complete such documentation as promptly as practicable following the date of the execution and delivery hereof. Neither this commitment nor any subsequent modification agreement of the JP Morgan Note is intended to violate any restrictions imposed upon CHCI or Stonehenge by CHCI’s lenders. Stonehenge and CHCI will hereafter commit the necessary resources to document and report the modifications agreed hereby.

Borrower:	Comstock Homebuilding Companies, Inc.

Noteholder/Lender:	Stonehenge Funding, LC. (Lender or Noteholder).

Guarantors:	In consideration of Stonehenge entering into this agreement and modifying the terms of the JP Morgan Note, CHCI hereby reaffirms its guaranty. Stonehenge shall not require any additional guarantees.

Principal Balance Adjustment:	It is understood that the current unpaid principal balance due Noteholder under the JP Morgan Note is $9,000,000 (not including past due interest of approximately $874,800 as of December 31, 2009). Upon satisfaction of the Principal Reduction Conditions, set forth below , the Principal Balance shall be reduced by 50% to $4,500,000 (Reduced Principal Balance). The JP Morgan Note may be prepaid, in part or in whole, at anytime by Borrower without penalty or premium, subject however, to the restrictions imposed by the existing lenders to the Borrower or Borrower’s subsidiaries secured project lenders. It is understood that the Borrower is currently carrying the value of the JP Morgan Note on its books at approximately $12,742,650.

Forgiveness of Accrued Interest:	It is understood that the accrued but unpaid outstanding interest due Noteholder under the JP Morgan Note as of December 31, 2009 was approximately $874,800. Upon execution and delivery of this agreement, all outstanding interest, late fees and penalties up through December 31, 2009 (Past Due Interest), are hereby forgiven in full and Stonehenge shall enter into such reasonable confirmatory documentation to evidence same, as may be requested by CHCI’s auditors and/or lenders. It is understood and agreed that the Principal Reduction Conditions set forth below shall not apply to the Forgiveness of the Past Due Interest.

Interest Rate:	Effective as of January 1, 2010 the interest rate under the JP Morgan Note is hereby reduced by approximately 50% to be 300 basis points above the 1-year Libor Rate (currently approximately 1.00%) on a floating basis, adjusted monthly (Reduced Interest Rate), which shall accrue on the Reduced Principal Balance of only $4,500,000 until the earlier of (i) Maturity, or (ii) 90 days after the prohibitions applicable to interest payments being paid to Stonehenge under the Key & Guggenheim Subordination Agreements expire. However, on a quarterly basis within 5 days of the date that an interest payment would have been due under the JP Morgan Note, Stonehenge may elect to receive shares of Class A common stock of CHCI (or warrants for the purchase thereof) with a cumulative value equal to the value of the scheduled interest payment rather than allowing such scheduled payment of interest to continue to accrue. Notwithstanding the foregoing, in the event a petition of bankruptcy (voluntarily or involuntary) is filed by or against CHCI prior to the full repayment of amounts due under the JP Morgan Note, as modified, this interest rate reduction provision shall be null and void as it relates to any accrued but unpaid interest accruing after January 1, 2010.

Existing Warrants

CHCI understands that Stonehenge has acquired the previously issued warrants to purchase 1,500,000 shares of CHCI Class A common stock (“Existing Warrant”) issued to JP Morgan on March 14, 2008. Concurrent with the execution hereof, Stonehenge agrees to provide promptly for the cancellation of 500,000 shares under the Existing Warrant owned by Stonehenge. CHCI will thereafter re-issue to Stonehenge, or its assigns, one or more warrants for the purchase, in the aggregate, of up to 1,000,000 shares of CHCI Class A common stock on identical terms as set forth in the Existing Warrant.

It is understood by Stonehenge that CHCI will then issue 500,000 stock options to managers/employees of CHCI, as approved by the Compensation Committee of the Board of CHCI, in consultation with its tax advisors.

Maturity Date:	It is understood that the current Maturity Date under the JP Morgan Note is March 14, 2013 (“Current Maturity Date”). The parties hereby agree to modify the Maturity Date to be as follows: the sooner of (i) 90 days after the restrictions applicable to interest payments under the Key and Guggenheim Subordination Agreements expire, (ii) the date the JP Morgan Note would become subject to mandatory prepayment with the next available proceeds of future equity or debt financings, or (iii) Current Maturity Date (collectively the “Modified Maturity Date”),subject to the automatic extensions provided for in the following section titled “Interest Reclassification and Automatic Maturity Extensions”.

Interest Reclassification and Automatic Maturity Extension:	It is understood that in the event current prohibitions by Key or Guggenheim upon CHCI making principal or interest payments to Stonehenge under the JP Morgan Note continue to be effective on the Current Maturity Date, then in such event CHCI shall not be required to make payments on the Current Maturity Date, and in such event the Interest Reclassification and Automatic Extensions described in this section shall apply. CHCI shall be entitled to two (2) Interest Reclassification and Automatic Extension Periods, each for a period of six (6) months. Within 30 days of each Interest Reclassification and Automatic Maturity Extension period commencing (the 30th day of each six month extension period) CHCI shall deliver to Stonehenge, at no cost to Stonehenge, warrants for the purchase of Class A common stock with a net cumulative value (the value above the cumulative exercise price applicable to the warrants) equal to 9% of the then outstanding balance due Stonehenge under the JP Morgan Note as of the day such warrants are freely tradable by Stonehenge. Such warrants shall expire 7 years after the date of issuance if not exercised prior to such date and shall be in addition to the then current applicable Reduced Interest Rate which would continue to be due under the JP Morgan Note. The parties will confer with their respective tax experts and counsel in an effort to structure this provision in a manner that is most advantageous to CHCI with regards to cost recognition and applicable tax code. Stonehenge understands that if both Interest Reclassification and Automatic Extensions are elected by CHCI that Stonehenge may not receive repayment of the Reduced Principal Balance prior to March 14, 2014.

Principal Reduction Conditions

The loan modifications contemplated hereby shall provide for the principal amount due under the JP Morgan Note to be reduced to the Reduced Principal Balance upon ):

Stonehenge receiving a written waiver of restrictions imposed upon Stonehenge from JP Morgan regarding the modifications contemplated herein; such waiver currently anticipated to be received by the end of January, 2010, or the payment of the deferred purchase price due JP Morgan by Stonehenge under its agreement to acquire the JP Morgan Note.

Subordination:	It is understood by Stonehenge that Stonehenge may from time to time be required to reaffirm the subordination agreements entered into by the parties with Key Bank and Guggenheim Corporate Funding in connection with loans advanced and currently outstanding on Borrower’s subsidiaries Eclipse property and Penderbrook property, the forms of which are attached hereto as Exhibit A. Stonehenge further agrees to reasonably subordinate the JP Morgan Note to future project lenders of CHCI or its subsidiaries.

Financial Covenants:

Stonehenge shall forbear upon the enforcement of all financial covenants contained in the JP Morgan Note for so long as there is no other event of Default occurring thereunder, including but not limited to the covenants regarding:

•   Borrower maintaining a Net Worth in excess of $35 million

•   Borrower maintaining a Leverage Ratio of no more than 3:1

•   Borrower maintaining a Fixed Charge Ratio of less than 5:1

•   Borrower maintaining a Fixed Charge Coverage Ratio of no less than 2:1

Other Covenants/Limitations:

Stonehenge and CHCI will work in good faith with each other to reach definitive agreement regarding modification to various other terms contained in the JP Morgan Note, including but not limited to:

•   Modify governing law and proper jurisdiction from the State of New York to the Commonwealth of Virginia.

•   Remove Borrower requirement to obtain opinion of counsel letters throughout Loan except for as of the closing date.

•   Remove requirement to name/use a Trustee.

•   Remove Borrower restriction on issuance of new debt if there is an Event of Default by Borrower under the Loan, provided such new debt is subordinate in all respects to the JP Morgan Note.

Certain Covenants Not subject to Modification:

CHCI understands and agrees that certain covenants of the JP Morgan Note shall not be modified, including but not necessarily limited to:

•   The requirement that Borrower deposit monies if there is a change in control of Borrower.

•   The requirement that Borrower notice Lender and obtain Lender’s consent to any change of control.

•   The requirement that Borrower obtain Lender consent to merger of Borrower.

Events of Default:	Those set forth in the JP Morgan Note, except as contemplated to be modified as set forth herein, or otherwise agreed to by the parties hereto.

Change of Control:	It is understood by CHCI that Stonehenge’s willingness to execute on the purchase of the JP Morgan Note and to modify the note in a manner beneficial to the Borrower is strictly based on CHCI being under the guidance and control of the two majority vote controlling shareholders, Chris Clemente and Greg Benson (Controlling Shareholders). Should a change of control occur for any reason whatsoever, the JP Morgan Note shall accelerate and shall become immediately due and payable, provided however, a merger with an affiliate for the purpose of completing a corporate change of domicile shall not be deemed a change of control for the purposes of this provision.

Confidentiality:	This Summary of Terms and Conditions is delivered to you with the understanding that, neither this term sheet nor any of its terms or substance shall be disclosed, directly or indirectly to any other person except (i) to your employees and advisors who are directly involved in the consideration of this matter or (ii) as disclosure may be determined necessary or advisable by CHCI counsel under applicable securities or corporate disclosure laws or as may be compelled in a judicial or administrative proceeding or as otherwise required by law.

The parties hereto, intending to be legally bound, have caused this agreement to be effective as of the last date set forth below; subject only to the formal approval of the independent members of the Board of Directors of CHCI.

[SIGNATURES FOLLOW]

Comstock Homebuilding Companies, Inc.

By:
Name:
Title:

Date: ___/____/2010

Stonehenge Funding, LC:

By:
Name:
Title:

Date: ___/____/2010

SUBORDINATION AND STANDSTILL AGREEMENT

NOTICE:

THIS SUBORDINATION AND STANDSTILL AGREEMENT

RESULTS IN YOUR PRIORITY OF PAYMENT BECOMING

SUBJECT TO AND OF LOWER PRIORITY

THAN THE PRIORITY AND LIEN

OF SOME OTHER OR LATER INSTRUMENT

THIS SUBORDINATION AND STANDSTILL AGREEMENT (this “Agreement”) is made this _______ day of December, 2009, by and among COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“Guarantor”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), individually and as agent for itself and the Senior Lenders (as hereinafter defined) (“Agent”), and STONEHENGE FUNDING, LC, a Virginia limited liability company (“Subordinate Lender”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed that certain Amended and Restated Indenture and amended Senior Note due 2013 dated as of March 14, 2008, in the principal sum of $9,000,000 in favor of Subordinate Lender (collectively, the “Subordinate Note”); and

WHEREAS, pursuant to the Senior Loan Agreement (as hereinafter defined), the Senior Lenders (as hereinafter defined) provided a credit facility to Borrower (as hereinafter defined);

WHEREAS, Guarantor has executed a certain Senior Guaranty (as hereinafter defined) in favor of Agent pursuant to the Senior Loan Agreement, which Senior Guaranty is secured by the Senior Assignment of Interests (as hereinafter defined);

WHEREAS, the obligations of Borrower and Guarantor under the Senior Loan Documents (as hereinafter defined) are secured by, among other things, the Senior Security Documents (as hereinafter defined);

NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, it is hereby declared, understood and agreed as follows:

1. Definitions.

(a) “Agent” has the meaning given such term in the introductory paragraph to this Agreement. Unless otherwise specified herein, “Agent” shall mean KeyBank National Association in its capacity as agent under the Senior Loan Agreement.

(b) “Bankruptcy Code” means Title 11, United States Code, as amended from time to time, or any successor statute thereto.

(c) “Borrower” means, collectively, Comstock Station View, L.C., a Virginia limited liability company, and Comstock Potomac Yard, L.C., a Virginia limited liability company.

(d) “Cash Collateral Agreement” shall mean that certain Cash Collateral and Control Agreement dated October 30, 2009 and executed by Borrower in favor of Agent for the benefit of the Senior Lenders, and as may be further amended, modified, increased, consolidated, restated or replaced.

(e) “Collateral” means all of the real, personal and other property now or hereafter encumbered by or securing the Senior Note, the Senior Loan Agreement, the Senior Security Documents, the Cash Collateral Agreement or the Senior Guaranty, or any documents now or hereafter entered into or delivered in connection with any of them, and all of each Obligor’s right, title and interest in and to such property, whether existing or future, and all security interests, security titles, liens, claims, pledges, encumbrances, conveyances, endorsements and guaranties of whatever nature now or hereafter securing any Obligor’s obligations under the Senior Loan Documents or any part thereof, and all products and proceeds of the foregoing.

(f) “Enforcement Action” means the commencement of any litigation or proceeding at law or in equity, the commencement of any foreclosure proceeding, the exercise of any statutory or non-judicial power of sale, the taking of a deed or assignment in lieu of foreclosure, seeking to obtain a judgment, seeking the appointment of or the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, or the exercise of any rights or remedies with respect to, any Obligor or the Collateral, any other property or assets of any Obligor or any portion thereof.

(g) “Insolvency Proceeding” means any proceeding, whether voluntary or involuntary, under the Bankruptcy Code, or any other bankruptcy, insolvency, liquidation, reorganization, composition, extension, arrangement, adjustment or other similar proceeding concerning any Obligor, any action for the winding-up or dissolution of any Obligor, any proceeding (judicial or otherwise) concerning the application of the assets of any Obligor for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of any Obligor, a general assignment for the benefit of creditors or any proceeding or action seeking the marshaling of the assets and liabilities of any Obligor, or any other action concerning the adjustment of the debts of any Obligor or the cessation of business by any Obligor, in each case under any applicable domestic or foreign federal or state law. For the purposes hereof, an “Insolvency Proceeding” shall also include the taking, seeking or approving of any action in any proceeding described in the foregoing sentence by, against or concerning any other Person that could adversely affect any Obligor, any other obligor with respect to the Subordinate Loan, the Collateral, the Senior Loan Documents, the Agent, the Senior Lenders or any Enforcement Action under the Senior Security Documents or any other Senior Loan Document.

(h) “KeyBank” means KeyBank National Association.

(i) “Obligors” means Borrower and Guarantor, and each other guarantor or obligor of or with respect to any part of the Senior Debt.

(j) “Required Lenders” means, individually or collectively (as the context may require or permit), the “Majority Lenders” under and as defined in the Senior Loan Agreement.

(k) “Senior Assignment of Interests” means that certain Assignment of Interests dated March 14, 2008 executed by Guarantor in favor of Agent for the benefit of the Senior Lenders, as amended by that certain First Amendment to Assignment of Interests dated October 30, 2009, and as the same may be further amended, extended, supplemented, consolidated, renewed, restated or otherwise modified from time to time,.

(l) “Senior Debt” means the (i) principal of, premium, if any, and interest on the Senior Note or pursuant to the Senior Loan Agreement (whether payable under the Senior Note, the Senior Loan Agreement, or the Senior Guaranty or any other Senior Loan Document), (ii) prepayment fees, exit fee, yield maintenance charges, breakage costs, late charges, default interest, agent’s fees, costs of collection, protective advances, advances to cure defaults, and indemnities, (iii) any other amount or obligations (including any fee or expense) due or payable with respect to the Senior Loan or any of the Senior Loan Documents (including interest and any other of the foregoing amounts accruing after the commencement of any Insolvency Proceeding, and any other interest that would have accrued but for the commencement of such Insolvency Proceeding, whether or not any such interest is allowed as an enforceable claim in such Insolvency Proceeding and regardless of the value of the Collateral at the time of such accrual), whether outstanding on the date of this Agreement or hereafter incurred, whether as a secured claim, undersecured claim, unsecured claim, deficiency claim or otherwise, and all renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances, and refundings of any thereof.

(m) “Senior Guaranty” means that certain Unconditional Guaranty of Payment and Performance dated as of March 14, 2008 executed by Guarantor in favor of Agent for the benefit of the Senior Lenders, as amended by that certain First Amendment to Unconditional Guaranty of Payment and Performance dated October 30, 2009, and as the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

(n) “Senior Lenders” means “Lenders” as defined in the Senior Loan Agreement.

(o) “Senior Loan” means the up to $40,391,200.00 credit facility provided pursuant to the Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated or replaced as provided herein.

(p) “Senior Loan Agreement” means that certain Loan Agreement dated as of March 14, 2008 executed by Borrower and KeyBank National Association, individually and as Agent for the Senior Lenders, and certain other parties now or hereafter a party thereto, as modified by that certain First Amendment to Loan Agreement dated as of October 30, 2009, and as may be further amended, modified, increased, consolidated, restated or replaced.

(q) “Senior Loan Documents” means the Senior Security Documents, the Senior Note, the Senior Loan Agreement, the Senior Guaranty, the Senior Assignment of Interests, the Cash Collateral Agreement and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of any Obligor or any other person or entity in connection with the Senior Loan, and any documents, agreements or instruments hereafter executed and delivered by or on behalf of any Obligor or any other person or entity in connection with any refinancing of the Senior Loan, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

(r) “Senior Note” means that certain Amended and Restated Note dated March 14, 2008 executed by Borrower in favor of KeyBank National Association, as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated.

(s) “Senior Security Documents” means the “Security Documents” as defined in the Senior Loan Agreement, the Cash Collateral Agreement and each other Senior Loan Document securing any or all of the Senior Loan, together with any and all acknowledgments, powers, certificates, UCC financing statements or other documents or instruments executed and delivered in connection therewith.

(t) “Subordinate Debt” means the principal amount of the indebtedness evidenced by the Subordinate Note, together with any interest, premium, yield maintenance charges, breakage costs, late charges, default interest, costs of collection, protective advances, advances to cure defaults, indemnities, reimbursement obligations and any other amount or obligation (including any fee or expense) due thereon or payable with respect thereto or pursuant to the Subordinate Loan Documents, whether outstanding on the date of this Agreement or hereafter incurred, and all permitted renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances and refundings of any thereof.

(u) “Subordinate Loan Documents” means the Subordinate Note and any other document, agreement or instrument now or hereafter executed and delivered by or on behalf of Guarantor in connection with the indebtedness evidenced by the Subordinate Note, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified as permitted herein.

(v) Except as otherwise provided herein, capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Senior Loan Agreement.

2. Effectiveness of Agreement. This Agreement shall be deemed effective as of the date of execution.

3. Priority of Collateral and Payments. Guarantor and Subordinate Lender covenant and agree that the payment of the Subordinate Debt is hereby unconditionally and expressly made junior, subordinate and subject in right and time of payment and in all other respects to the indefeasible prior payment in full in cash of all Senior Debt. Without limiting the foregoing, the Subordinate Loan Documents, as well as all of the rights and remedies of Subordinate Lender under the Subordinate Loan Documents or otherwise in and to the Collateral or other property or assets of the Obligors, are hereby unconditionally and expressly made subject and subordinate in lien and subordinate in payment to the Senior Debt, and to all of the rights and remedies, of KeyBank, as agent under the Senior Loan Agreement, and the Senior Lenders, under the Senior Loan Documents and to the Collateral or other property or assets of the Obligors. In addition, in furtherance of and without limiting the foregoing, Subordinate Lender agrees that:

(a) Subordinate Lender shall have no right, lien or claim in and to the Collateral and the proceeds thereof (including, without limitation, any rights with respect to insurance proceeds and condemnation awards), or any other property or assets of any Obligor until such time as the period described in Paragraph 4 hereof shall have lapsed;

(b) Subordinate Lender hereby expressly waives any rights to require or request that the Agent and the Senior Lenders marshal the Collateral in favor of Subordinate Lender or to equitably subordinate the rights, liens or security interests of Agent and the Senior Lenders under the Senior Loan Documents, whether pursuant to the Bankruptcy Code or otherwise. Agent and the Senior Lenders shall have the right at any and all times to determine the order in which, or whether, (i) recourse is sought against any Obligor or any other obligor with respect to the Senior Debt, or (ii) any or all of the collateral security for the indebtedness and obligations under the Senior Loan Documents in which a lien has been granted to or obtained by Agent shall be enforced. Subordinate Lender hereby waives any and all rights to require that Agent and/or the Senior Lenders pursue or exhaust any rights or remedies with respect to any Obligor or any other party prior to exercising their rights and remedies with respect to the Collateral or any other property or assets of the Obligors. Agent and the Senior Lenders may forbear collection, grant indulgences, release, compromise or settle the Senior Debt, or sell, take, exchange, surrender or release collateral or security therefor, consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, apply any sums received by or realized upon by Agent and the Senior Lenders against liabilities of the Obligors to Agent and the Senior Lenders in such order as Agent and the Senior Lenders shall determine in their sole discretion, and otherwise deal with any and all parties and the Collateral or other property or assets of the Obligors as they deem appropriate. Agent and the Senior Lenders shall have no liability to Subordinate Lender for, and Subordinate Lender hereby waives any claim, right, action or cause of action which it may now or hereafter have against Agent and the Senior Lenders arising out of, any waiver, consent, release, indulgence, extension, delay or other action or omission, any release of any Obligor, release of any of the Collateral securing such indebtedness and obligations, the failure to realize upon any Collateral or other property or assets of any Obligor, or the failure to exercise any rights or remedies of Agent and the Senior Lenders under the Senior Loan Documents;

(c) Subordinate Lender hereby expressly consents to and authorizes, at the option of the Senior Lenders the acceptance of additional Senior Security Documents, or the release of any Obligor. Subordinate Lender hereby expressly consents to and authorizes, at the option of the Agent, the amendment, extension, restatement, consolidation, increase, renewal, refinance or other modification, in whole or in part, of all or any of the Senior Loan Documents, including, without limitation, increasing or decreasing the stated principal amount of the Senior Loan, extending or shortening the term of the Senior Loan, increasing or decreasing the interest rate payable as provided in the Senior Loan Agreement or altering any other payment terms under the Senior Loan Documents;

(d) Subordinate Lender hereby absolutely and irrevocably waives, to the fullest extent permitted by law, any rights they may have, by contract, at law or in equity, to be subrogated to the Agent’s and the Senior Lenders’ rights against the Obligors under the Senior Loan Documents or to the Agent’s liens and security interests on any of the Collateral. If Subordinate Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in or with respect to the Collateral or other property or assets of any Obligor, that lien, estate, right or other interest shall be subordinate to the Senior Security Documents and the other Senior Loan Documents as provided herein and shall be held in trust for the benefit of, and assigned to, Agent in accordance with this Agreement;

(e) Subordinate Lender agrees that it shall not agree to, and nothing herein or in the Senior Loan Documents shall be deemed to evidence approval of Agent or the Senior Lenders of, any increase to the Subordinate Note, or any other amendment or modification of the Subordinate Loan Documents except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note;

(f) Subordinate Lender acknowledges that Agent and Senior Lenders have not made nor do they now make any representations or warranties, express or implied, nor do they assume any liability to Subordinate Lender, with respect to the creditworthiness or financial condition of Guarantor, any Obligor or any other Person. Subordinate Lender acknowledges that it has, independently and without reliance upon Agent or any Senior Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Subordinate Loan. Subordinate Lender will, independently and without reliance upon Agent or any Senior Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the Subordinate Loan Documents. None of Agent or any Senior Lender shall have any duty or responsibility, either initially or on a continuing basis, to provide Subordinate Lender with any credit or other information with respect to Guarantor or any other Obligor, whether coming into its possession before the making of the Senior Loan or at any time or times thereafter. Subordinate Lender agrees that none of Agent or any Senior Lender owes any fiduciary duty to Subordinate Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and Subordinate Lender agrees not to assert any such claim;

(g) Unless the “Majority Lenders” (as defined in the Senior Loan Agreement) shall have consented in writing to such modification or amendment, no modification or amendment of the Subordinate Loan Documents shall be binding except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note;

(h) If, notwithstanding the provisions of this Agreement, any payment or distribution of any kind or character (whether in cash, securities, or other property) shall be received by Subordinate Lender directly or indirectly from any Obligor (whether out of or in connection with the Collateral, upon any payment or distribution of the assets of any Obligor of any kind or character to creditors upon or in connection with any Insolvency Proceeding or otherwise) in contravention of the terms of this Agreement, such payment, distribution or security shall not be commingled with any asset of Subordinate Lender, but rather shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Agent or its representative, for application to the payment of the Senior Debt remaining unpaid, until all of the Senior Debt shall have been indefeasibly paid in full in cash. In any such event, Agent may, but it shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for the subordination provisions, be payable or deliverable with respect to the Subordinate Debt.

(i) Notwithstanding anything to the contrary set forth herein, Subordinate Lender shall not be permitted to receive any payments with respect to the Subordinate Debt until such time as the Senior Debt shall have been indefeasibly paid in full in cash, and Senior Lenders have no further obligation to make advances under the Senior Loan Documents. All payments or distributions upon or with respect to the Subordinate Debt which are received by Subordinate Lender contrary to the provisions of this Agreement shall be received and held in trust by the Subordinate Lender for the benefit of Senior Lenders and shall be paid over to Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for performance of the Senior Debt in accordance with the terms of the Senior Loan Documents.

4. Certain Actions Regarding Subordinate Debt. Until such time as the Senior Debt shall have been indefeasibly paid in full in cash, and Senior Lenders have no further obligation to make advances under the Senior Loan Documents, Subordinate Lender shall not take any of the following actions with respect to the Subordinate Debt until one (1) year and one (1) day following the indefeasible payment in full of the Senior Debt in cash without the prior written consent of the “Majority Lenders” (as defined in the Senior Loan Agreement):

(a) Declare a default or event of default under the Subordinate Loan Documents, accelerate all or any portion of the Subordinate Debt or exercise any of its remedies (including, without limitation, any Enforcement Action) under the Subordinate Loan Documents or at law or in equity;

(b) Commence, directly or indirectly, any legal or other proceedings against any Obligor, or commence any Enforcement Action;

(c) Consent to or enter into any amendment or modification of any of the Subordinate Loan Documents except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note; or

(d) Commence, directly or indirectly, or consent to any Insolvency Proceeding by or against any Obligor.

5. Bankruptcy Issues.

(a) The provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any Insolvency Proceeding by or against any Obligor and all references herein to any Obligor shall be deemed to apply to any such Obligor as a debtor-in-possession and to any trustee in bankruptcy for the estate of any such Obligor. Furthermore, this Agreement and the subordinations contained herein shall apply notwithstanding the fact that all or any part of the Senior Debt or any claim for or with respect to the Senior Debt is subordinated, avoided or disallowed, in whole or in part, in any Insolvency Proceeding or by other applicable federal, state or foreign law; provided, however, that if the subordination or disallowance of the claims of the Senior Lenders are predicated on gross misconduct or bad faith of the Senior Lenders, then the subordination provisions set forth herein shall not apply. Without limiting the foregoing, Subordinate Lender expressly covenants and agrees that this Agreement is enforceable under applicable bankruptcy law and should be enforced under Section 510(a) of the Bankruptcy Code. Until such time as the Senior Debt has been indefeasibly paid in full in cash and Senior Lenders have no further obligation to make any advances under the Senior Loan Documents, Subordinate Lender shall not, and shall not solicit any person or entity to: (i) seek, commence, file, institute, consent to or acquiesce in any Involuntary Proceeding with respect to any Obligor or the Collateral; (ii) seek to consolidate any Obligor with any other person or entity in any Insolvency Proceeding; or (iii) take any action in furtherance of any of the foregoing.

(b) Subordinate Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, notice or application or take any other action in any Insolvency Proceeding (including, without limitation, any action under Section 105 of the Bankruptcy Code) with respect to the Subordinate Debt or the other Subordinate Loan Documents in any case by or against any Obligor or their property without the prior written consent of Senior Lenders, which may be granted or withheld in Senior Lenders’ sole and absolute discretion; provided, however, that with respect to any such Insolvency Proceeding, (i) the Subordinate Lender may file a proof of claim, (ii) the Agent may vote in any such Insolvency Proceeding any and all claims of Subordinate Lender, and Subordinate Lender hereby appoints the Agent as its agent, and grants to the Agent an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the Subordinate Lender in connection with any case by or against any Obligor or their property in any Insolvency Proceeding, including without limitation, the right to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code; provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Agent or Senior Lenders may vote on behalf of such Subordinate Lender only if Agent’s or Senior Lender’s claim is included in a class of claims that is “impaired” as contemplated by Section 1124 of the Bankruptcy Code under the proposed plan of reorganization, in Agent’s sole and absolute discretion, and (iii) Subordinate Lender shall not challenge the validity or amount of any claim submitted in such Insolvency Proceeding by the Agent or the Senior Lenders or any valuations of the Collateral submitted by the Agent or the Senior Lenders, in such Insolvency Proceeding or take any other action in such Insolvency Proceeding, which is adverse to their enforcement of any claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). In furtherance of the foregoing, Subordinate Lender hereby assigns to the Agent the right to vote all of Subordinate Lender’s claims against Obligors, including the right to approve or object to any plan of reorganization, in any

Insolvency Proceeding with respect to the Subordinate Debt or the other Subordinate Loan Documents in any case by or against any Obligor, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Agent or Senior Lenders may vote on behalf of such Subordinate Lender only if Agent’s or Senior Lender’s claim is included in a class of claims that is “impaired” as contemplated under Section 1124 of the Bankruptcy Code under the proposed plan of reorganization, in Agent’s sole and absolute discretion. In the event that such assignment shall be held invalid or unenforceable, then the provisions hereof prohibiting the right of Subordinate Lender to make any election, vote on any plan of reorganization, give any consent, commence any action or file any motion, notice or application or take any other action in any proceeding without the prior written consent of Senior Lenders shall not be affected thereby. To the extent not prohibited by the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure or other applicable law, the Agent shall be free to exercise such voting rights as the Agent shall determine in its sole and absolute discretion, and the Agent shall have no duty or obligation to file, prosecute, pursue or protect any such claim and shall otherwise have no duties, liabilities or obligations to Subordinate Lender with respect thereto. Subordinate Lender hereby appoints the Agent as its agent, and grants to Senior Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising any and all rights and taking any and all actions available to Subordinate Lender in connection with the assignment to Senior Lender of the voting rights described herein. Without in any way limiting the generality of Paragraph 8 hereof, Subordinate Lender hereby agrees that, upon the request of the Agent, Subordinate Lender shall do, execute, acknowledge and deliver to Senior Lender all and every such further acts, deeds, conveyances and instruments as the Agent may request for the better assuring and evidencing of the foregoing appointment and grant and assignment of such voting rights.

(c) In the event that Subordinate Lender shall fail to file a proof of claim with respect to the Subordinated Debt after ten (10) days written notice from the Agent, the Agent shall have the right to file such proof of claim on behalf of Subordinate Lender. Notwithstanding the foregoing and any provisions contained herein to the contrary, the Subordinate Lender may (i) take any action, which is not adverse to the priority status of the Agent or Senior Lenders or to the Agent’s or Senior Lenders’ exercise of their remedies, to protect and preserve the Subordinate Lender’s claim, and (ii) file any necessary responses or pleadings in opposition to any pleading objecting to or seeking to disallow or reduce the Subordinate Lender’s claim.

(d) To the extent any transfer, payment or distribution of assets with respect to the Senior Debt (whether in cash, property or securities and whether by or on behalf of any Obligor as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any Obligor, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, Borrower or any other Obligor, the estate in bankruptcy thereof, any third party, or such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated to the extent of the amount actually paid by the Agent or Senior Lenders with respect to the Senior Debt (the “Repayment”) to any Obligor, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, and outstanding as if such payment or distribution had not occurred, and this Agreement and the agreements and subordination contained herein shall be reinstated with respect to any such transfer, payment or distribution to the extent of such Repayment. The Agent shall not be required to contest any such declaration or obligation to return such payment or distribution.

6. Approvals and Waivers of Subordinate Lender. Subordinate Lender declares, covenants, agrees, and acknowledges that:

(a) It consents to and authorizes all provisions of the Senior Security Documents and each of the other Senior Loan Documents.

(b) It intentionally and unconditionally subordinates the Subordinate Debt to the Senior Debt in accordance with the foregoing and understands that in reliance upon, and in consideration of, this subordination and the other agreements and representations set forth herein, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this subordination and the other agreements and representations set forth herein.

(c) It, in its capacity as the holder of the Subordinate Debt, intentionally and unconditionally waives and relinquishes any right to challenge the validity, enforceability and binding effect of any of the Senior Security Documents or the other Senior Loan Documents, and any lien, encumbrance, claim or security interest now or hereafter created thereunder, or the attachment, perfection or priority thereof, regardless of the order of recording or filing of any thereof, or compliance by Agent or the Senior Lenders with the terms of any of the Senior Security Documents or the other Senior Loan Documents, by reason of any matter, cause or thing now or hereafter occurring, nor shall Subordinate Lender raise any such matter, cause or thing as a defense to the enforcement thereof.

(d) It acknowledges and agrees that the agreements herein shall be effective at all times notwithstanding taking of possession of any of the Collateral or other property or assets of any Obligor by Agent or the order in which any loan, advance or extension of credit included in the obligations evidenced or secured by the Senior Security Documents and the other Senior Loan Documents or evidenced by the Subordinate Loan Documents is made (Subordinate Lender hereby waiving the benefits of any statute or rule of law which would produce a result contrary to or in conflict with the foregoing).

(e) It expressly waives notice of the acceptance of the subordinations and other agreements set forth herein, notice of reliance on such subordinations and other agreements, and notice of the creation of any Senior Debt after the date hereof.

(f) It, in its capacity as the holder of the Subordinate Debt, waives any right to receive notice from Agent or the Senior Lenders of the occurrence of a default under the Senior Loan Documents or the commencement of an Enforcement Action.

(g) It, in its capacity as the holder of the Subordinate Debt, agrees that it will not in any manner challenge, oppose, object to, interfere with or delay (i) the validity or enforceability of this Agreement, including without limitation, any provisions regarding the relative priority of the rights and duties of Agent and Senior Lenders and the Subordinate Lender, or (ii) Agent’s or any Senior Lender’s security interest in, liens on and rights as to the Obligors, and any Collateral or any other property or assets of any Obligor, or any Enforcement Actions of Agent or any Senior Lender (including, without limitation, any efforts by Agent to obtain relief from the automatic stay under Section 362 of the Bankruptcy Code).

(h) It acknowledges that any default, material misrepresentation or breach of warranty by it under this Agreement shall constitute an Event of Default under the Senior Loan Agreements.

7. Representations. Subordinate Lender represents and warrants to, and covenants and agrees with, the Agent as follows:

(a) It has all requisite power and authority to execute, deliver and perform its duties and obligations under this Agreement;

(b) It is the owner and holder of the Subordinate Debt;

(c) The execution, delivery and performance by it of this Agreement has been duly authorized by all requisite action;

(d) The outstanding principal balance of the Subordinate Debt is $________________ as the date hereof;

(e) This Agreement constitutes a valid and legally binding obligation of Subordinate Lender in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally;

(f) The Subordinate Debt is a general unsecured obligation of Guarantor, Subordinate Lender has no liens, claims, charges, pledges or security interests or other encumbrances, whether by contract, operation of law or otherwise, upon any property or right of Borrower or any other Obligor to secure the Subordinate Debt, and until the indefeasible payment in full in cash of the Senior Debt, and the Senior Lenders have no further obligation to make advances under the Senior Loan Documents, Subordinate Lender shall not obtain or claim, or seek to obtain, any lien, claim, charge, pledge, security interest or other encumbrance upon any of the property or rights of Borrower, any Obligor or any other Person; and

(g) There are no documents, agreements, instruments or understandings, oral or written, evidencing, securing or otherwise relating to the Subordinate Debt other than the Subordinate Note.

8. Further Assurance. Subordinate Lender hereby agrees that, within five (5) Business Days after request by Agent, it shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances and instruments, in recordable form, as Agent may reasonably request for the better assuring and evidencing of the foregoing subordinations and agreements.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia (excluding the laws applicable to conflicts or choice of law).

10. Entire Agreement. This Agreement shall be the whole and only agreement with regard to the subordination of the Subordinate Debt to the Senior Debt and the subordination of other liens, rights and claims of Subordinate Lender to the liens, rights and claims of Agent and Senior Lenders, and shall supersede any prior agreements as to such subordination.

11. Notices. All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, as follows:

If to Agent:	KeyBank National Association, As Agent
1200 Abernathy Road, N.E.
Suite 1550
Atlanta, Georgia 30328
Attn: Ms. Jennifer Wells
Telecopy No.: (770) 510-2195
With a copy to:	McKenna Long & Aldridge LLP
Suite 5300
303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attn: William F. Timmons, Esq.
Telecopy No.: (404) 527-4198

If to Guarantor:	Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Road, 5th Floor
Reston, Virginia 20190
Attn: Christopher Clemente
Telecopy No.: (703) 760-1520

With a copy to:	Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Road, 5th Floor
Reston, Virginia 20190
Attn: Jubal Thompson, Esq.
Telecopy No.: (703) 760-1520

If to Subordinate Lender:

With a copy to:

or to such other addresses as any party hereto may request by notice served as required hereunder.

12. Changes to this Agreement. This Agreement may not be changed, terminated or modified, nor shall any provision of this Agreement be waived, except by an agreement in writing, signed by each of the parties hereto. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon Subordinate Lender shall entitle Subordinate Lender to other or further notice or demand in similar or other circumstances.

13. Waiver of Jury Trial. GUARANTOR, AGENT, AND SUBORDINATE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE SENIOR GUARANTY, THE SENIOR LOAN AGREEMENT OR ANY OTHER SENIOR LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTIONS BY EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND SENIOR LENDERS TO ENTER INTO CERTAIN WAIVERS AND AGREEMENTS GIVEN IN CONNECTION WITH THE SENIOR LOAN DOCUMENTS. SUBORDINATE LENDER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGE THAT AGENT AND SENIOR LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND CERTAIN WAIVERS AND AGREEMENTS RELATED TO THE SENIOR LOAN DOCUMENTS TO WHICH EACH IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

14. No Third-Party Beneficiary. No person or entity (including, without limitation, any Obligor) is intended to be a third-party beneficiary of, and no one other than the Agent, the Senior Lenders, Subordinate Lender and its respective successors and assigns shall have any rights under this Agreement.

15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Agent, Senior Lenders, Subordinate Lender and their respective successors, successors-in-title and assigns.

16. Counterparts. This Agreement may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one original agreement.

17. Actions by Agent and Senior Lenders; Consent of Agent and Senior Lenders. Any consent required of Agent or Senior Lenders in this Agreement may be given or withheld in the sole and unfettered discretion of Agent or Senior Lenders, as applicable.

18. Time of Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the parties hereto under this Agreement.

19. Transfer. Each Senior Lender may sell, assign, transfer, pledge, encumber, hypothecate or enter into participations for all or any part of its respective interests in the Senior Loan Documents and the Senior Debt. The Subordinate Lender may not sell, assign, transfer, pledge, encumber, hypothecate or enter into participations for all or any part of its interest in the Subordinate Loan Documents or the Subordinate Debt, and any attempted sale, assignment, transfer, pledge, encumbrance, hypothecation or participation shall be void and of no force and effect; provided, however, that so long as the total aggregate amount of cash equity contributed to, and maintained with, the Subordinate Lender by Christopher Clemente and/or Gregory Benson, or their respective immediate family members or trusts established for their benefit, or any entity owned or controlled by Mr. Clemente and/or Mr. Benson, is equal to or greater than One Million and No/100ths Dollars ($1,000,000) (“Equity Contribution”), the Subordinate Lender may participate out or otherwise sell, assign, transfer, pledge, encumber, or hypothecate portions of the its interest in the Subordinate Loan Documents or the Subordinate Debt so long as the Equity Contribution is maintained for so long as the Senior Debt remains outstanding and provided further that any such subsequent transfer is made subject to all of the terms, conditions and restrictions of this Agreement.

20. No Joint Venture; No Fiduciary Relationship. This Agreement shall not be construed to create a partnership or joint venture between the parties hereto. Nothing contained in this Agreement or otherwise is intended to create an agency, trustee or fiduciary relationship between Subordinate Lender, on the one hand, and Agent or the Senior Lenders, on the other hand.

21. NOT A LOAN; NO DUTY TO PURCHASE. THIS AGREEMENT SHALL IN NO WAY BE CONSTRUED AS PROVIDING AN EXTENSION OF CREDIT BY ANY PARTY TO ANY OTHER OF THE PARTIES. NO PARTY SHALL HAVE THE OBLIGATION TO PURCHASE THE LOAN OF ANY OTHER PARTY HERETO UPON ANY DEFAULT BY BORROWER, GUARANTOR OR ANY OTHER PERSON UNDER ANY OF THE SUBORDINATE LOAN DOCUMENTS OR IN ANY OTHER EVENT WHATSOEVER.

22. Judicial Interpretation. In the event the provisions of this Agreement require judicial or other interpretation, it is agreed that the court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against a party who by itself or through its agents prepared the same, it being agreed that all parties to this Agreement participated in the preparation of this Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first set forth above.

AGENT:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

[Signatures Continued On Next Page]

GUARANTOR:

Comstock Homebuilding Companies, Inc., a Delaware corporation

By:
Name: Christopher Clemente
Title: Chief Executive Officer

[Signatures Continued On Next Page]

SUBORDINATE LENDER:

STONEHENGE FUNDING, LC, a Virginia limited liability company

By:
Name:
Title:

SCHEDULE A

Waiver or Forbearance of Defaults or Events of Default

Reduction or Debt Forgiveness of Interest

Reduction or Debt Forgiveness of Principal

Conversion of Debt to Stock

Elimination or Modification of Existing Warrants for Purchase of Stock

Elimination or Modifications to Covenants that do not negatively impact Senior Lender

Extension of Maturity Date

Reduction of Interest Rate

Acknowledgement of Subordination

SUBORDINATION AND STANDSTILL AGREEMENT

NOTICE:

THIS SUBORDINATION AND STANDSTILL AGREEMENT

RESULTS IN YOUR PRIORITY OF PAYMENT BECOMING

SUBJECT TO AND OF LOWER PRIORITY

THAN THE PRIORITY AND LIEN

OF SOME OTHER OR LATER INSTRUMENT

THIS SUBORDINATION AND STANDSTILL AGREEMENT (this “Agreement”) is made this _______ day of December, 2009, by and among COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“Guarantor”), and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (“Agent”) for the benefit of the several banks and other financial institutions or entities from time-to-time parties to the Senior Loan Agreement, defined below (“Senior Lenders”), and STONEHENGE FUNDING, LC, a Virginia limited liability company (“Subordinate Lender”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed that certain Amended and Restated Indenture and amended Senior Note due 2013 dated as of March 14, 2008, in the principal sum of $9,000,000 in favor of Subordinate Lender (collectively, the “Subordinate Note”); and

WHEREAS, pursuant to the Senior Loan Agreement (as hereinafter defined), the Senior Lenders (as hereinafter defined) provided a credit facility to Borrower (as hereinafter defined);

WHEREAS, Guarantor has executed a certain Senior Guaranty (as hereinafter defined) in favor of Agent pursuant to the Senior Loan Agreement;

WHEREAS, the obligations of Borrower and Guarantor under the Senior Loan Documents (as hereinafter defined) are secured by, among other things, the Senior Security Documents (as hereinafter defined);

NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, it is hereby declared, understood and agreed as follows:

1. Definitions.

(a) “Agent” has the meaning given such term in the introductory paragraph to this Agreement. Unless otherwise specified herein, “Agent” shall mean Guggenheim Corporate Funding, LLC in its capacity as agent under the Senior Loan Agreement.

(b) “Bankruptcy Code” means Title 11, United States Code, as amended from time to time, or any successor statute thereto.

(c) “Borrower” means Comstock Penderbrook, L.C., a Virginia limited liability company.

(d) “Cash Collateral Agreement” shall mean that certain Cash Collateral Agreement dated December 22, 2009 and executed by Borrower in favor of Agent for the benefit of the Senior Lenders, and as may be further amended, modified, increased, consolidated, restated or replaced.

(e) “Collateral” means all of the real, personal and other property now or hereafter encumbered by or securing the Senior Note, the Senior Loan Agreement, the Senior Security Documents, the Cash Collateral Agreement or the Senior Guaranty, or any documents now or hereafter entered into or delivered in connection with any of them, and all of each Obligor’s right, title and interest in and to such property, whether existing or future, and all security interests, security titles, liens, claims, pledges, encumbrances, conveyances, endorsements and guaranties of whatever nature now or hereafter securing any Obligor’s obligations under the Senior Loan Documents or any part thereof, and all products and proceeds of the foregoing.

(f) “Enforcement Action” means the commencement of any litigation or proceeding at law or in equity, the commencement of any foreclosure proceeding, the exercise of any statutory or non-judicial power of sale, the taking of a deed or assignment in lieu of foreclosure, seeking to obtain a judgment, seeking the appointment of or the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, or the exercise of any rights or remedies with respect to, any Obligor or the Collateral, any other property or assets of any Obligor or any portion thereof.

(g) “Insolvency Proceeding” means any proceeding, whether voluntary or involuntary, under the Bankruptcy Code, or any other bankruptcy, insolvency, liquidation, reorganization, composition, extension, arrangement, adjustment or other similar proceeding concerning any Obligor, any action for the winding-up or dissolution of any Obligor, any proceeding (judicial or otherwise) concerning the application of the assets of any Obligor for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of any Obligor, a general assignment for the benefit of creditors or any proceeding or action seeking the marshaling of the assets and liabilities of any Obligor, or any other action concerning the adjustment of the debts of any Obligor or the cessation of business by any Obligor, in each case under any applicable domestic or foreign federal or state law. For the purposes hereof, an “Insolvency Proceeding” shall also include the taking, seeking or approving of any action in any proceeding described in the foregoing sentence by, against or concerning any other Person that could adversely affect any Obligor, any other obligor with respect to the Subordinate Loan, the Collateral, the Senior Loan Documents, the Agent, the Senior Lenders or any Enforcement Action under the Senior Security Documents or any other Senior Loan Document.

(h) “Obligors” means Borrower and Guarantor, and each other guarantor or obligor of or with respect to any part of the Senior Debt.

(i) “Senior Assignment of Interests” means that certain Amended and Restated Deed of Trust With Absolute Assignment Of Leases And Rents, Security Agreement and Fixture Filing executed by Borrower, as Grantor, in favor of the Agent and Senior Lenders, as beneficiaries, and as the same may be further amended, extended, supplemented, consolidated, renewed, restated or otherwise modified from time to time,.

(j) “Senior Debt” means the (i) principal of, premium, if any, and interest on the Senior Note or pursuant to the Senior Loan Agreement (whether payable under the Senior Note, the Senior Loan Agreement, or the Senior Guaranty or any other Senior Loan Document), (ii) prepayment fees, exit fee, yield maintenance charges, breakage costs, late charges, default interest, agent’s fees, costs of collection, protective advances, advances to cure defaults, and indemnities, (iii) any other amount or obligations (including any fee or expense) due or payable with respect to the Senior Loan or any of the Senior Loan Documents (including interest and any other of the foregoing amounts accruing after the commencement of any Insolvency Proceeding, and any other interest that would have accrued but for the commencement of such Insolvency Proceeding, whether or not any such interest is allowed as an enforceable claim in such Insolvency Proceeding and regardless of the value of the Collateral at the time of such accrual), whether outstanding on the date of this Agreement or hereafter incurred, whether as a secured claim, undersecured claim, unsecured claim, deficiency claim or otherwise, and all renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances, and refundings of any thereof.

(k) “Senior Guaranty” means, collectively, that certain Limited Guaranty executed by the Guarantor and that certain Completion Guaranty executed by the Guarantor, each dated as of February 22, 2007 in favor of Agent for the benefit of the Senior Lenders, and as the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

(l) “Senior Lenders” means “Lenders” as defined in the Senior Loan Agreement.

(m) “Senior Loan” means the up to $28,000,000 credit facility provided pursuant to the Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated or replaced as provided herein.

(n) “Senior Loan Agreement” means that certain Loan Agreement dated as of February 22, 2007 executed by Borrower, Guarantor and Agent , and certain other parties now or hereafter a party thereto, and as may be further amended, modified, increased, consolidated, restated or replaced.

(o) “Senior Loan Documents” means the Senior Security Documents, the Senior Note, the Senior Loan Agreement, the Senior Guaranty, the Senior Assignment of Interests, the Cash Collateral Agreement and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of any Obligor or any other person or entity in connection with the Senior Loan, and any documents, agreements or instruments hereafter executed and delivered by or on behalf of any Obligor or any other person or entity in connection with any refinancing of the Senior Loan, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

(p) “Senior Note” means that certain note which may be executed by Borrower in favor of Agent and Senior Lenders pursuant to the Senior Loan Agreement, as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated.

(q) “Senior Security Documents” means the Senior Assignment of Interests and each and every other security document as referenced in the Senior Loan Agreement, the Cash Collateral Agreement and each other Senior Loan Document securing any or all of the Senior Loan, together with any and all acknowledgments, powers, certificates, UCC financing statements or other documents or instruments executed and delivered in connection therewith.

(r) “Subordinate Debt” means the principal amount of the indebtedness evidenced by the Subordinate Note, together with any interest, premium, yield maintenance charges, breakage costs, late charges, default interest, costs of collection, protective advances, advances to cure defaults, indemnities, reimbursement obligations and any other amount or obligation (including any fee or expense) due thereon or payable with respect thereto or pursuant to the Subordinate Loan Documents, whether outstanding on the date of this Agreement or hereafter incurred, and all permitted renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances and refundings of any thereof.

(s) “Subordinate Loan Documents” means the Subordinate Note and any other document, agreement or instrument now or hereafter executed and delivered by or on behalf of Guarantor in connection with the indebtedness evidenced by the Subordinate Note, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified as permitted herein.

(t) Except as otherwise provided herein, capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Senior Loan Agreement.

2. Effectiveness of Agreement. This Agreement shall be deemed effective as of the date of execution.

3. Priority of Collateral and Payments. Guarantor and Subordinate Lender covenant and agree that the payment of the Subordinate Debt is hereby unconditionally and expressly made junior, subordinate and subject in right and time of payment and in all other respects to the indefeasible prior payment in full in cash of all Senior Debt. Without limiting the foregoing, the Subordinate Loan Documents, as well as all of the rights and remedies of Subordinate Lender under the Subordinate Loan Documents or otherwise in and to the Collateral or other property or assets of the Obligors, are hereby unconditionally and expressly made subject and subordinate in lien and subordinate in payment to the Senior Debt, and to all of the rights and remedies, of Agent and the Senior Lenders under the Senior Loan Agreement under the Senior Loan Documents and to the Collateral or other property or assets of the Obligors. In addition, in furtherance of and without limiting the foregoing, Subordinate Lender agrees that:

(a) Subordinate Lender shall have no right, lien or claim in and to the Collateral and the proceeds thereof (including, without limitation, any rights with respect to insurance proceeds and condemnation awards), or any other property or assets of any Obligor until such time as the period described in Paragraph 4 hereof shall have lapsed;

(b) Subordinate Lender hereby expressly waives any rights to require or request that the Agent and the Senior Lenders marshal the Collateral in favor of Subordinate Lender or to equitably subordinate the rights, liens or security interests of Agent and the Senior Lenders under the Senior Loan Documents, whether pursuant to the Bankruptcy Code or otherwise. Agent and the Senior Lenders shall have the right at any and all times to determine the order in which, or whether, (i) recourse is sought against any Obligor or any other obligor with respect to the Senior Debt, or (ii) any or all of the collateral security for the indebtedness and obligations under the Senior Loan Documents in which a lien has been granted to or obtained by Agent shall be enforced. Subordinate Lender hereby waives any and all rights to require that Agent and/or the Senior Lenders pursue or exhaust any rights or remedies with respect to any Obligor or any other party prior to exercising their rights and remedies with respect to the Collateral or any other property or assets of the Obligors. Agent and the Senior Lenders may forbear collection, grant indulgences, release, compromise or settle the Senior Debt, or sell, take, exchange, surrender or release collateral or security therefor, consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, apply any sums received by or realized upon by Agent and the Senior Lenders against liabilities of the Obligors to Agent and the Senior Lenders in such order as Agent and the Senior Lenders shall determine in their sole discretion, and otherwise deal with any and all parties and the Collateral or other property or assets of the Obligors as they deem appropriate. Agent and the Senior Lenders shall have no liability to Subordinate Lender for, and Subordinate Lender hereby waives any claim, right, action or cause of action which it may now or hereafter have against Agent and the Senior Lenders arising out of, any waiver, consent, release, indulgence, extension, delay or other action or omission, any release of any Obligor, release of any of the Collateral securing such indebtedness and obligations, the failure to realize upon any Collateral or other property or assets of any Obligor, or the failure to exercise any rights or remedies of Agent and the Senior Lenders under the Senior Loan Documents;

(c) Subordinate Lender hereby expressly consents to and authorizes, at the option of the Senior Lenders the acceptance of additional Senior Security Documents, or the release of any Obligor. Subordinate Lender hereby expressly consents to and authorizes, at the option of the Agent, the amendment, extension, restatement, consolidation, increase, renewal, refinance or other modification, in whole or in part, of all or any of the Senior Loan Documents, including, without limitation, increasing or decreasing the stated principal amount of the Senior Loan, extending or shortening the term of the Senior Loan, increasing or decreasing the interest rate payable as provided in the Senior Loan Agreement or altering any other payment terms under the Senior Loan Documents;

(d) Subordinate Lender hereby absolutely and irrevocably waives, to the fullest extent permitted by law, any rights they may have, by contract, at law or in equity, to be subrogated to the Agent’s and the Senior Lenders’ rights against the Obligors under the Senior Loan Documents or to the Agent’s liens and security interests on any of the Collateral. If Subordinate Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in or with respect to the Collateral or other property or assets of any Obligor, that lien, estate, right or other interest shall be subordinate to the Senior Security Documents and the other Senior Loan Documents as provided herein and shall be held in trust for the benefit of, and assigned to, Agent in accordance with this Agreement;

(e) Subordinate Lender agrees that it shall not agree to, and nothing herein or in the Senior Loan Documents shall be deemed to evidence approval of Agent or the Senior Lenders of, any increase to the Subordinate Note, or any other amendment or modification of the Subordinate Loan Documents except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note;

(f) Subordinate Lender acknowledges that Agent and Senior Lenders have not made nor do they now make any representations or warranties, express or implied, nor do they assume any liability to Subordinate Lender, with respect to the creditworthiness or financial condition of Guarantor, any Obligor or any other Person. Subordinate Lender acknowledges that it has, independently and without reliance upon Agent or any Senior Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Subordinate Loan. Subordinate Lender will, independently and without reliance upon Agent or any Senior Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the Subordinate Loan Documents. None of Agent or any Senior Lender shall have any duty or responsibility, either initially or on a continuing basis, to provide Subordinate Lender with any credit or other information with respect to Guarantor or any other Obligor, whether coming into its possession before the making of the Senior Loan or at any time or times thereafter. Subordinate Lender agrees that none of Agent or any Senior Lender owes any fiduciary duty to Subordinate Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and Subordinate Lender agrees not to assert any such claim;

(g) Unless the Agent and Senior Lenders shall have consented in writing to such modification or amendment, no modification or amendment of the Subordinate Loan Documents shall be binding except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note;

(h) If, notwithstanding the provisions of this Agreement, any payment or distribution of any kind or character (whether in cash, securities, or other property) shall be received by Subordinate Lender directly or indirectly from any Obligor (whether out of or in connection with the Collateral, upon any payment or distribution of the assets of any Obligor of any kind or character to creditors upon or in connection with any Insolvency Proceeding or otherwise) in contravention of the terms of this Agreement, such payment, distribution or security shall not be commingled with any asset of Subordinate Lender, but rather shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Agent or its representative, for application to the payment of the Senior Debt remaining unpaid, until all of the Senior Debt shall have been indefeasibly paid in full in cash. In any such event, Agent may, but it shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for the subordination provisions, be payable or deliverable with respect to the Subordinate Debt.

(i) Notwithstanding anything to the contrary set forth herein, Subordinate Lender shall not be permitted to receive any payments with respect to the Subordinate Debt until such time as the Senior Debt shall have been indefeasibly paid in full in cash, and Senior Lenders have no further obligation to make advances under the Senior Loan Documents. All payments or distributions upon or with respect to the Subordinate Debt which are received by Subordinate Lender contrary to the provisions of this Agreement shall be received and held in trust by the Subordinate Lender for the benefit of Senior Lenders and shall be paid over to Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for performance of the Senior Debt in accordance with the terms of the Senior Loan Documents.

4. Certain Actions Regarding Subordinate Debt. Until such time as the Senior Debt shall have been indefeasibly paid in full in cash, and Senior Lenders have no further obligation to make advances under the Senior Loan Documents, Subordinate Lender shall not take any of the following actions with respect to the Subordinate Debt until one (1) year and one (1) day following the indefeasible payment in full of the Senior Debt in cash without the prior written consent of the Agent and Senior Lenders:

(a) Declare a default or event of default under the Subordinate Loan Documents, accelerate all or any portion of the Subordinate Debt or exercise any of its remedies (including, without limitation, any Enforcement Action) under the Subordinate Loan Documents or at law or in equity;

(b) Commence, directly or indirectly, any legal or other proceedings against any Obligor, or commence any Enforcement Action;

(c) Consent to or enter into any amendment or modification of any of the Subordinate Loan Documents except for modifications or amendments that do not negatively impact Agent or the Senior Lenders and are of the general type set forth on Schedule A attached hereto and made a part hereof; provided, however, that no amendment or modification to the Subordinate Loan Documents shall in any event (i) increase the stated principal amount of the Subordinate Debt, (ii) shorten the term of the Subordinate Debt, (iii) increase the interest rate on the Subordinate Debt, (iv) provide collateral or other security for the Subordinate Debt, (v) provide for additional obligors of the Subordinate Debt or (vi) include more restrictive covenants, conditions or defaults than those existing as of the date hereof. Subordinate Lender and Guarantor shall promptly provide to Agent a fully executed copy of any amendment or modification to the Subordinate Note; or

(d) Commence, directly or indirectly, or consent to any Insolvency Proceeding by or against any Obligor.

5. Bankruptcy Issues.

(a) The provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any Insolvency Proceeding by or against any Obligor and all references herein to any Obligor shall be deemed to apply to any such Obligor as a debtor-in-possession and to any trustee in bankruptcy for the estate of any such Obligor. Furthermore, this Agreement and the subordinations contained herein shall apply notwithstanding the fact that all or any part of the Senior Debt or any claim for or with respect to the Senior Debt is subordinated, avoided or disallowed, in whole or in part, in any Insolvency Proceeding or by other applicable federal, state or foreign law; provided, however, that if the subordination or disallowance of the claims of the Senior Lenders are predicated on gross misconduct or bad faith of the Senior Lenders, then the subordination provisions set forth herein shall not apply. Without limiting the foregoing, Subordinate Lender expressly covenants and agrees that this Agreement is enforceable under applicable bankruptcy law and should be enforced under Section 510(a) of the Bankruptcy Code. Until such time as the Senior Debt has been indefeasibly paid in full in cash and Senior Lenders have no further obligation to make any advances under the Senior Loan Documents, Subordinate Lender shall not, and shall not solicit any person or entity to: (i) seek, commence, file, institute, consent to or acquiesce in any Involuntary Proceeding with respect to any Obligor or the Collateral; (ii) seek to consolidate any Obligor with any other person or entity in any Insolvency Proceeding; or (iii) take any action in furtherance of any of the foregoing.

(b) Subordinate Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, notice or application or take any other action in any Insolvency Proceeding (including, without limitation, any action under Section 105 of the Bankruptcy Code) with respect to the Subordinate Debt or the other Subordinate Loan Documents in any case by or against any Obligor or their property without the prior written consent of Senior Lenders, which may be granted or withheld in Senior Lenders’ sole and absolute discretion; provided, however, that with respect to any such Insolvency Proceeding, (i) the Subordinate Lender may file a proof of claim, (ii) the Agent may vote in any such Insolvency Proceeding any and all claims of Subordinate Lender, and Subordinate Lender hereby appoints the Agent as its agent, and grants to the Agent an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the Subordinate Lender in connection with any case by or against any Obligor or their property in any Insolvency Proceeding, including without limitation, the right to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code; provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Agent or Senior Lenders may vote on behalf of such Subordinate Lender only if Agent’s or Senior Lender’s claim is included in a class of claims that is “impaired” as contemplated by Section 1124 of the Bankruptcy Code under the proposed plan of reorganization, in Agent’s sole and absolute discretion, and (iii) Subordinate Lender shall not challenge the validity or amount of any claim submitted in such Insolvency Proceeding by the Agent or the Senior Lenders or any valuations of the Collateral submitted by the Agent or the Senior Lenders, in such Insolvency Proceeding or take any other action in such Insolvency Proceeding, which is adverse to their enforcement of any claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). In furtherance of the foregoing, Subordinate Lender hereby assigns to the Agent the right to vote all of Subordinate Lender’s claims against Obligors, including the right to approve or object to any plan of reorganization, in any Insolvency Proceeding with respect to the Subordinate Debt or the other Subordinate Loan Documents in any case by or against any Obligor, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Agent or Senior Lenders may vote on behalf of such Subordinate Lender only if Agent’s or Senior Lender’s claim is included in a class of claims that is “impaired” as contemplated under Section 1124 of the Bankruptcy Code under the proposed plan of reorganization, in Agent’s sole and absolute discretion. In the event that such assignment shall be held invalid or unenforceable, then the provisions hereof prohibiting the right of Subordinate Lender to make any election, vote on any plan of reorganization, give any consent, commence any action or file any motion, notice or application or take any other action in any proceeding without the prior written consent of Senior Lenders shall not be affected thereby. To the extent not prohibited by the Bankruptcy Code, the

Federal Rules of Bankruptcy Procedure or other applicable law, the Agent shall be free to exercise such voting rights as the Agent shall determine in its sole and absolute discretion, and the Agent shall have no duty or obligation to file, prosecute, pursue or protect any such claim and shall otherwise have no duties, liabilities or obligations to Subordinate Lender with respect thereto. Subordinate Lender hereby appoints the Agent as its agent, and grants to Senior Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising any and all rights and taking any and all actions available to Subordinate Lender in connection with the assignment to Senior Lender of the voting rights described herein. Without in any way limiting the generality of Paragraph 8 hereof, Subordinate Lender hereby agrees that, upon the request of the Agent, Subordinate Lender shall do, execute, acknowledge and deliver to Senior Lender all and every such further acts, deeds, conveyances and instruments as the Agent may request for the better assuring and evidencing of the foregoing appointment and grant and assignment of such voting rights.

(c) In the event that Subordinate Lender shall fail to file a proof of claim with respect to the Subordinated Debt after ten (10) days written notice from the Agent, the Agent shall have the right to file such proof of claim on behalf of Subordinate Lender. Notwithstanding the foregoing and any provisions contained herein to the contrary, the Subordinate Lender may (i) take any action, which is not adverse to the priority status of the Agent or Senior Lenders or to the Agent’s or Senior Lenders’ exercise of their remedies, to protect and preserve the Subordinate Lender’s claim, and (ii) file any necessary responses or pleadings in opposition to any pleading objecting to or seeking to disallow or reduce the Subordinate Lender’s claim.

(d) To the extent any transfer, payment or distribution of assets with respect to the Senior Debt (whether in cash, property or securities and whether by or on behalf of any Obligor as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any Obligor, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, Borrower or any other Obligor, the estate in bankruptcy thereof, any third party, or such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated to the extent of the amount actually paid by the Agent or Senior Lenders with respect to the Senior Debt (the “Repayment”) to any Obligor, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, and outstanding as if such payment or distribution had not occurred, and this Agreement and the agreements and subordination contained herein shall be reinstated with respect to any such transfer, payment or distribution to the extent of such Repayment. The Agent shall not be required to contest any such declaration or obligation to return such payment or distribution.

6. Approvals and Waivers of Subordinate Lender. Subordinate Lender declares, covenants, agrees, and acknowledges that:

(a) It consents to and authorizes all provisions of the Senior Security Documents and each of the other Senior Loan Documents.

(b) It intentionally and unconditionally subordinates the Subordinate Debt to the Senior Debt in accordance with the foregoing and understands that in reliance upon, and in consideration of, this subordination and the other agreements and representations set forth herein, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this subordination and the other agreements and representations set forth herein.

(c) It, in its capacity as the holder of the Subordinate Debt, intentionally and unconditionally waives and relinquishes any right to challenge the validity, enforceability and binding effect of any of the Senior Security Documents or the other Senior Loan Documents, and any lien, encumbrance, claim or security interest now or hereafter created thereunder, or the attachment, perfection or priority thereof, regardless of the order of recording or filing of any thereof, or compliance by Agent or the Senior Lenders with the terms of any of the Senior Security Documents or the other Senior Loan Documents, by reason of any matter, cause or thing now or hereafter occurring, nor shall Subordinate Lender raise any such matter, cause or thing as a defense to the enforcement thereof.

(d) It acknowledges and agrees that the agreements herein shall be effective at all times notwithstanding taking of possession of any of the Collateral or other property or assets of any Obligor by Agent or the order in which any loan, advance or extension of credit included in the obligations evidenced or secured by the Senior Security Documents and the other Senior Loan Documents or evidenced by the Subordinate Loan Documents is made (Subordinate Lender hereby waiving the benefits of any statute or rule of law which would produce a result contrary to or in conflict with the foregoing).

(e) It expressly waives notice of the acceptance of the subordinations and other agreements set forth herein, notice of reliance on such subordinations and other agreements, and notice of the creation of any Senior Debt after the date hereof.

(f) It, in its capacity as the holder of the Subordinate Debt, waives any right to receive notice from Agent or the Senior Lenders of the occurrence of a default under the Senior Loan Documents or the commencement of an Enforcement Action.

(g) It, in its capacity as the holder of the Subordinate Debt, agrees that it will not in any manner challenge, oppose, object to, interfere with or delay (i) the validity or enforceability of this Agreement, including without limitation, any provisions regarding the relative priority of the rights and duties of Agent and Senior Lenders and the Subordinate Lender, or (ii) Agent’s or any Senior Lender’s security interest in, liens on and rights as to the Obligors, and any Collateral or any other property or assets of any Obligor, or any Enforcement Actions of Agent or any Senior Lender (including, without limitation, any efforts by Agent to obtain relief from the automatic stay under Section 362 of the Bankruptcy Code).

(h) It acknowledges that any default, material misrepresentation or breach of warranty by it under this Agreement shall constitute an Event of Default under the Senior Loan Agreements.

7. Representations. Subordinate Lender represents and warrants to, and covenants and agrees with, the Agent as follows:

(a) It has all requisite power and authority to execute, deliver and perform its duties and obligations under this Agreement;

(b) It is the owner and holder of the Subordinate Debt;

(c) The execution, delivery and performance by it of this Agreement has been duly authorized by all requisite action;

(d) The outstanding principal balance of the Subordinate Debt is $9,000,000 as the date hereof;

(e) This Agreement constitutes a valid and legally binding obligation of Subordinate Lender in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally;

(f) The Subordinate Debt is a general unsecured obligation of Guarantor, Subordinate Lender has no liens, claims, charges, pledges or security interests or other encumbrances, whether by contract, operation of law or otherwise, upon any property or right of Borrower or any other Obligor to secure the Subordinate Debt, and until the indefeasible payment in full in cash of the Senior Debt, and the Senior Lenders have no further obligation to make advances under the Senior Loan Documents, Subordinate Lender shall not obtain or claim, or seek to obtain, any lien, claim, charge, pledge, security interest or other encumbrance upon any of the property or rights of Borrower, any Obligor or any other Person; and

(g) There are no documents, agreements, instruments or understandings, oral or written, evidencing, securing or otherwise relating to the Subordinate Debt other than the Subordinate Note.

8. Further Assurance. Subordinate Lender hereby agrees that, within five (5) Business Days after request by Agent, it shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances and instruments, in recordable form, as Agent may reasonably request for the better assuring and evidencing of the foregoing subordinations and agreements.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia (excluding the laws applicable to conflicts or choice of law).

10. Entire Agreement. This Agreement shall be the whole and only agreement with regard to the subordination of the Subordinate Debt to the Senior Debt and the subordination of other liens, rights and claims of Subordinate Lender to the liens, rights and claims of Agent and Senior Lenders, and shall supersede any prior agreements as to such subordination.

11. Notices. All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, as follows:

If to Agent:	Guggenheim Corporate Funding, LLC 135 East 57th Street New York, New York 10022 Attention: Fund Controller
Facsimile Number: (212) 644-8396 Telephone: (212) 651-0840

With a copy to:	LeClairRyan
999 Waterside Drive, Suite 2525
Norfolk, Virginia 23510
Attention: Ray W. King, Esq.
Facsimile Number: (757) 624-3773
Telephone: (757) 441-8929

If to Guarantor:	Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Road, 4th Floor
Reston, Virginia 20190
Attn: Christopher Clemente
Telecopy No.: (703) 760-1520

With a copy to:	Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Road, 4th Floor
Reston, Virginia 20190
Attn: Jubal Thompson, Esq.
Telecopy No.: (703) 760-1520

If to Subordinate Lender:	Stonehenge Funding, L.C.
11465 Sunset Hills Road, 4th Floor
Reston, Virginia 20190
Attn: Beau Schweikert
Telecopy No.: (703) 230-1465

With a copy to:	Stonehenge Funding, L.C.
11465 Sunset Hills Road, 4th Floor
Reston, Virginia 20190
Attn: Phil London, Esq.
Telecopy No.: (703) 230-1465

or to such other addresses as any party hereto may request by notice served as required hereunder.

12. Changes to this Agreement. This Agreement may not be changed, terminated or modified, nor shall any provision of this Agreement be waived, except by an agreement in writing, signed by each of the parties hereto. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon Subordinate Lender shall entitle Subordinate Lender to other or further notice or demand in similar or other circumstances.

13. Waiver of Jury Trial. GUARANTOR, AGENT, AND SUBORDINATE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE SENIOR GUARANTY, THE SENIOR LOAN AGREEMENT OR ANY OTHER SENIOR LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTIONS BY EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND SENIOR LENDERS TO ENTER INTO CERTAIN WAIVERS AND AGREEMENTS GIVEN IN CONNECTION WITH THE SENIOR LOAN DOCUMENTS. SUBORDINATE LENDER

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGE THAT AGENT AND SENIOR LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND CERTAIN WAIVERS AND AGREEMENTS RELATED TO THE SENIOR LOAN DOCUMENTS TO WHICH EACH IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

14. No Third-Party Beneficiary. No person or entity (including, without limitation, any Obligor) is intended to be a third-party beneficiary of, and no one other than the Agent, the Senior Lenders, Subordinate Lender and its respective successors and assigns shall have any rights under this Agreement.

15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Agent, Senior Lenders, Subordinate Lender and their respective successors, successors-in-title and assigns.

16. Counterparts. This Agreement may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one original agreement.

17. Actions by Agent and Senior Lenders; Consent of Agent and Senior Lenders. Any consent required of Agent or Senior Lenders in this Agreement may be given or withheld in the sole and unfettered discretion of Agent or Senior Lenders, as applicable.

18. Time of Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the parties hereto under this Agreement.

19. Transfer. Each Senior Lender may sell, assign, transfer, pledge, encumber, hypothecate or enter into participations for all or any part of its respective interests in the Senior Loan Documents and the Senior Debt. The Subordinate Lender may not sell, assign, transfer, pledge, encumber, hypothecate or enter into participations for all or any part of its interest in the Subordinate Loan Documents or the Subordinate Debt, and any attempted sale, assignment, transfer, pledge, encumbrance, hypothecation or participation shall be void and of no force and effect; provided, however, that so long as the total aggregate amount of cash equity contributed to, and maintained with, the Subordinate Lender by Christopher Clemente and/or Gregory Benson, or their respective immediate family members or trusts established for their benefit, or any entity owned or controlled by Mr. Clemente and/or Mr. Benson, is equal to or greater than One Million and No/100ths Dollars ($1,000,000) (“Equity Contribution”), the Subordinate Lender may participate out or otherwise sell, assign, transfer, pledge, encumber, or hypothecate portions of the its interest in the Subordinate Loan Documents or the Subordinate Debt so long as the Equity Contribution is maintained for so long as the Senior Debt remains outstanding and provided further that any such subsequent transfer is made subject to all of the terms, conditions and restrictions of this Agreement.

20. No Joint Venture; No Fiduciary Relationship. This Agreement shall not be construed to create a partnership or joint venture between the parties hereto. Nothing contained in this Agreement or otherwise is intended to create an agency, trustee or fiduciary relationship between Subordinate Lender, on the one hand, and Agent or the Senior Lenders, on the other hand.

21. NOT A LOAN; NO DUTY TO PURCHASE. THIS AGREEMENT SHALL IN NO WAY BE CONSTRUED AS PROVIDING AN EXTENSION OF CREDIT BY ANY PARTY TO ANY OTHER OF THE PARTIES. NO PARTY SHALL HAVE THE OBLIGATION TO PURCHASE THE LOAN OF ANY OTHER PARTY HERETO UPON ANY DEFAULT BY BORROWER, GUARANTOR OR ANY OTHER PERSON UNDER ANY OF THE SUBORDINATE LOAN DOCUMENTS OR IN ANY OTHER EVENT WHATSOEVER.

22. Judicial Interpretation. In the event the provisions of this Agreement require judicial or other interpretation, it is agreed that the court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against a party who by itself or through its agents prepared the same, it being agreed that all parties to this Agreement participated in the preparation of this Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first set forth above.

AGENT:

GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent

By:	(SEAL)
Name:
Title:
[Signatures Continued On Next Page]

GUARANTOR:

Comstock Homebuilding Companies, Inc., a Delaware corporation

By:
Name: Christopher Clemente
Title: Chief Executive Officer

[Signatures Continued On Next Page]

STONEHENGE FUNDING, LC

SUBORDINATE LENDER:

STONEHENGE FUNDING, LC, a Virginia limited liability company

By:
Name:
Title:

STONEHENGE FUNDING-PAGE 39

STONEHENGE FUNDING, LC

SCHEDULE A

Waiver or Forbearance of Defaults or Events of Default

Reduction or Debt Forgiveness of Interest

Reduction or Debt Forgiveness of Principal

Conversion of Debt to Stock

Elimination or Modification of Existing Warrants for Purchase of Stock

Elimination or Modifications to Covenants that do not negatively impact Senior Lender

Extension of Maturity Date

Reduction of Interest Rate

Acknowledgement of Subordination

STONEHENGE FUNDING-PAGE 40